UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2014

The Management Network Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27617 (Commission File Number)	48-1129619 (I.R.S. Employer Identification No.)

7300 College Boulevard, Suite 302

Overland Park, Kansas 66210

(Address of principal executive office)(Zip Code)

(913) 345-9315

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Definitive Material Agreement

As previously disclosed, on March 18, 2014, The Management Network Group, Inc. (the "Company") and Elutions, Inc. ("Elutions") completed the closing (the "Closing") of the transactions contemplated under the Investment Agreement dated February 25, 2014 between the parties (the "Investment Agreement"). At the Closing, the parties and their affiliates entered into additional agreements and instruments as contemplated by the Investment Agreement. At the Closing, among other transactions, the Company issued to Elutions a Common Stock Purchase Warrant (Tracking) (the "Tracking Warrant") and a Common Stock Purchase Warrant (Commercial Incentive) (the "Incentive Warrant", and together with the Tracking Warrant, the "Warrants").

In connection with the preparation of its Quarterly Report on Form 10-Q for the quarter ended March 29, 2014, the Company determined that the inclusion of certain of the economic anti-dilution provisions in the Warrants would require the Company to classify the Warrants as liabilities rather than equity in its financial statements. As a result of the classification of the Warrants as liabilities, the Company was required to record a liability of $1.3 million relating to the Tracking Warrant for the quarter ended March 29, 2014.

As a result of the determination that the Warrants would be classified as liabilities, the Company and Elutions agreed to make changes to the anti-dilution provisions in the Warrants to address the unintended accounting treatment in order to provide for equity classification going forward and agreed to amend the Investment Agreement to address the concerns of Elutions resulting from the change to the anti-dilution provisions.

On May 8, 2014, the Company and Elutions entered into Amendment No. 1 to the Investment Agreement (the "Amendment"), pursuant to which the Company canceled the previously issued Incentive Warrant and Tracking Warrant and issued to Elutions an Amended and Restated Common Stock Purchase Warrant (Commercial Incentive) and an Amended and Restated Common Stock Purchase Warrant (Tracking), with revised anti-dilution provisions.

Under the economic anti-dilution provisions that were included in the Warrants prior to their amendment on May 8, 2014, the Company was deemed to issue shares of Common Stock (which would potentially trigger the anti-dilution provisions in the Warrants) at the time it issued options, warrants or other rights to purchase shares of Common Stock or convertible securities, and at the time it issued convertible securities that were convertible into Common Stock. The Warrants were amended on May 8, 2014 to delete this provision and to also provide that the anti-dilution provisions will not apply to the issuance of Common Stock upon the exercise or conversion of options, warrants or similar rights or convertible securities that are not prohibited from being outstanding by the Investment Agreement, as amended.

The Investment Agreement was amended by the Amendment to provide that prior to the earlier to occur of (i) the exercise or conversion of all of the shares of Common Stock subject to the Warrants, as amended and (ii) March 18, 2020, the Company and its subsidiaries will not, without the prior written consent of Elutions, issue options, warrants or similar rights or convertible securities, other than with respect to certain excluded issuances specified in the Amendment or pursuant to the Company's stockholder rights plan.

A copy of the Amendment is attached hereto as Exhibit 10.1. A copy of the Amended and Restated Common Stock Purchase Warrant (Commercial Incentive) is attached hereto as Exhibit 4.1 and a copy of the Amended and Restated Common Stock Purchase Warrant (Tracking) is attached hereto as Exhibit 4.2. The foregoing description of the Amendment and the Warrants, as amended, is qualified by reference to the full text of the Amendment and Warrants, as amended, which are attached hereto.

The Company is filing with the Securities and Exchange Commission a Supplement to its Proxy Statement dated April 25, 2014 for the annual meeting of stockholders to be held on June 18, 2014, in order to provide disclosure regarding the Amendment in the proposal relating to the proposed transaction with Elutions, Inc. Investors and stockholders are urged to read the Proxy Statement and Supplement carefully. The Proxy Statement and the Supplement may be accessed at www.proxyvote.com and may be obtained free of charge at the SEC's web site at www.sec.gov and at the Company's web site at www.cartesian.com or by directing a written request to: The Management Network Group, Inc., 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210, attention Corporate Secretary.

Item 2.02	Results of Operations and Financial Condition.

See the disclosures in Item 1.01 of this report, which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

See the disclosures in Item 1.01 of this report, which are incorporated herein by reference.

To the extent that the amendment of the Warrants may be deemed to be the issuance of new securities, the issuance of the Warrants, as amended, was not registered under the Securities Act of 1933, as amended ("Securities Act"), in reliance upon Section 3(a)(9) of the Securities Act, as an exchange of securities, and Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder, as a transaction by an issuer not involving a public offering. The securities were issued to one accredited investors in a private transaction in which the investor has agreed to customary restrictions on resale. Under the Registration Rights Agreement, the Company has obligations to register for resale the shares of Common Stock issued under the Investment Agreement and the Warrants, as amended.

Item 3.03	Material Modification to Rights of Security Holders.

See the disclosures in Item 1.01 of this report, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Pursuant to the rules and regulations of the SEC, the Company has filed the documents referenced below as exhibits to this Form 8-K. The documents include agreements to which the Company is a party or has a beneficial interest. The agreements have been filed to provide investors with information regarding their respective terms. The agreements are not intended to provide any other factual information about the Company or its business or operations. In particular, the assertions embodied in any representations, warranties and covenants contained in the agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to investors and may be qualified by information in confidential disclosure schedules that may not be included with the exhibits. These disclosure schedules may contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the agreements. Moreover, certain representations, warranties and covenants in the agreements may have been used for the purpose of allocating risk between the parties, rather than establishing matters as facts. In addition, information concerning the subject matter of the representations, warranties and covenants may have changed after the date of the respective agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures. Accordingly, investors should not rely on the representations, warranties and covenants in the agreements as characterizations of the actual state of facts about the Company or its business or operations on the date hereof.

Exhibit No.	Description
4.1	Amended and Restated Common Stock Purchase Warrant (Commercial Incentive) dated May 8, 2014, between The Management Network Group, Inc. and Elutions, Inc.
4.2	Amended and Restated Common Stock Purchase Warrant (Tracking) dated May 8, 2014, between The Management Network Group, Inc. and Elutions, Inc.
10.1	Amendment No. 1 to Investment Agreement dated May 8, 2014, between The Management Network Group, Inc. and Elutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANAGEMENT NETWORK GROUP, INC.

By:	/s/ Donald E. Klumb
Donald E. Klumb Chief Executive Officer, President and Chief Financial Officer

Date: May 9, 2014

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amended and Restated Common Stock Purchase Warrant (Commercial Incentive) dated May 8, 2014, between The Management Network Group, Inc. and Elutions, Inc.
4.2	Amended and Restated Common Stock Purchase Warrant (Tracking) dated May 8, 2014, between The Management Network Group, Inc. and Elutions, Inc.
10.1	Amendment No. 1 to Investment Agreement dated May 8, 2014, between The Management Network Group, Inc. and Elutions, Inc.